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2 Disclaimer This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities nor does it constitute an offer or solicitation In any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Any such offer may only be made pursuant to a registration s tatement or pursuant to an exemption from registration, if available . No general solicitation whatsoever is made or intended hereby . Cautionary and Forward - Looking Statements In addition to statements of historical fact, this presentation contains forward - looking statements . The presentation of outlooks, projections, estimates, targets and other forward - looking information in this presentation is subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such statements . Readers are cautioned not to place undue reliance on these forward - looking statements, which reflect management’s analysis only as of the date hereof . Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” or “could” or the negative variations thereof or comparable terminology are intended to identify forward - looking statements . These forward - looking statements are subject to numerous assumptions, risks and uncertainties that may cause actual results to be materially different from any future results expressed or implied in those statements . Risks and uncertainties that could prevent the Company from achieving any stated goals include, but are not limited to, the following : • volatility or decline of our stock price ; • potential fluctuation in annual or quarterly results ; • dilution related to additional issuances of securities ; • declines or volatility in the prices we receive for our oil and natural gas ; • general economic conditions, whether internationally, nationally or in the regional and local market areas in which we do business ; • our ability to generate sufficient cash flow from operations, borrowings or other sources to enable us to fully develop our oil and natural gas properties ; • risks associated with drilling, including completion risks, cost overruns and the drilling of non - economic wells or dry holes ; • uncertainties associated with estimates of proved oil and natural gas reserves ; • the presence or recoverability of estimated oil and natural gas reserves and the actual future production rates and associated costs ; • risks and liabilities associated with acquired companies and properties ; • risks related to integration of acquired companies and properties ; • potential defects in title to our properties ; • our ability to raise additional capital to fund future capital expenditures ; • cost and availability of drilling rigs, equipment, supplies, personnel and oilfield services ; • geological concentration of our reserves ; • environmental or other governmental regulations, including legislation of hydraulic fracture stimulation and elimination of income tax incentives available to our industry ; • our ability to secure firm transportation for oil and natural gas we produce and to sell the oil and natural gas at market prices ; • exploration and development risks ; • management’s ability to execute our plans to meet our goals ; • our ability to retain key members of our management team ; • weather conditions ; • actions or inactions of third - party operators of our properties ; • costs and liabilities associated with environmental, health and safety laws ; • ability to find and retain skilled personnel ; • operating hazards attendant to the oil and natural gas business ; and • competition in the oil and natural gas industry . The Company undertakes no obligation to publicly revise these forward - looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law . The financial and operating projections contained in this presentation represent our reasonable estimates as of the date of this presentation . Neither our auditors nor any other third party has examined, reviewed or compiled the projections and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto . The assumptions upon which the projections are based are described in more detail herein . Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results . Therefore, our actual results achieved during the periods covered by the projections will vary from the projected results . Prospective investors are cautioned not to place undue reliance on the projections included herein . Pro forma production data reflects the acquisition of Cross Border Resources, Inc . (OTCQB : XBOR) (“Cross Border”) as if it occurred on June 1 , 2012 . As of May 31 , 2013 , RMR owned 83 . 3 % of the outstanding common stock of Cross Border .

3 Red Mountain Resources, Inc. (“RMR”) Listing (OTCQB) RDMP Share Price $0.71 Common Shares Outstanding (MM) 133.1 Market Cap (MM) $94.5 Total Debt (MM) $21.3 Cash (MM) $7.1 Preferred Stock $10.7 Enterprise Value (MM) $108.7 Management and Insider Ownership 10+% Company Auditor Hein & Associates LLP; Darilek , Butler & Associates, PLLC (Cross Border) Independent Reserve Engineer Auditor Cawley , Gillespie & Associates, Inc. Market data as of close on August 29, 2013

4 Company Overview June Net Production 1 : 981 BOE/D – 56% oil Reserves 2 : 3.5 MMBOE (as of 6/1/13) 53% Proved Developed Drilling Inventory : 450 gross (369 net) potential locations 1 Average daily net production sold for the month of June 2013. Includes net production sold represented by the 17% of Cross Border’s common stock not owned by RMR. 2 As of June 1, 2013. Includes reserves represented by the 17% of Cross Border’s common stock not owned by RMR. Acreage Chart Gross Net Developed Permian 11,108 5,237 Undeveloped Permian 4 325,743 25,774 Undeveloped Southwest NM Minerals 5 536,340 268,170 Developed South Texas 4,776 1,405 Kansas 7,303 7,303 TOTAL 885,270 307,889 98% of Acreage Either Owned Mineral Rights or Leases Held by Production as of August 29, 2013 3 3 Includes acreage represented by the 17% of Cross Border’s common stock not owned by RMR 4 Includes mineral ownership. 5 Reflects mineral ownership. Summary of Combined Properties of RMR, Cross Border, and Bamco

Strategic Growth Oriented Business Plan

June 2011 — RMR completes reverse merger with Black Rock Capital, acquiring property assets and 13.2% share in Cross Border

Nov./Dec. 2011 — RMR closes private placement raise of $22.2MM; executes $4MM secured note; closes $2.75MM conv. debt

January 2012 — RMR successfully drills and completes Madera 24-2H with peak 24-hour flow rate of 1,144 Bbls and 772 Mcf for a total of 1,273 Boe; increases Cross Border ownership to 29.9%

Jan./Feb. 2013 — RMR increases ownership stake in Cross Border to 80%, triggering consolidation; RMR obtains $100MM credit facility and completes $6MM equity financing; consolidates debt of Cross Border and RMR; completion of cross conveyance with Chevron on Madera prospect

April/May 2013 — RMR consolidates financials of Cross Border and completes private placement of additional $3MM of equity; RMR increases Cross Border ownership to 83%

May 2013 — RMR drills and completes Madera 24-3H well with initial production rate of 1,491 Boe (81% oil)

August 2013 — RMR closes on $4.5MM common stock offering and $10.7MM unit offering

	2013E	2014E/2015E
Organic growth through the drill bit	Exit rate daily production to exceed 1,500+ Boepd	Exit rate daily production to exceed 3,000+ Boepd
Increase liquidity of stock	Uplist on NYSE MKT, potential reverse stock split	Increase shareholder awareness and institutional investor base
Conventional balance sheet and capital structure	Target debt service coverage ratio greater than 5x Target debt/EBITDA ratio below 3x	Hedging program in place to limit downside and ensure adequate cash flows to perpetuate growth

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Board and Management Team

Highly experienced team with ***10% equity stake***

ALAN W. BARKSDALE
Chairman, President, CEO

10+ years experience within the energy industry, CEO since June 2011

Significant oil & gas experience, including management, operations, finance and corporate development

RANDELL K. FORD
Director

45+ years experience within energy industry; owner of RK Ford & Associates, Inc. and partner in Western Drilling, Inc.

Geographical experience in 18 U.S. states and 12 countries

DAVID M. HEIKKINEN
Director

15+ years experience within energy industry; CEO of Heikkinen Energy Advisors, LLC.

Served as Head of E&P Research for Tudor, Pickering, Holt & Co. and as Exploration and Production Analyst for Capital One Southcoast, Inc.

RICHARD Y. ROBERTS
Director

Co-founded Roberts, Raheb & Gradler LLC, a regulatory/legislative consulting firm

From 1990 to 1995 was a commissioner of the Securities and Exchange Commission, during which time he was actively involved in a wide range of subjects affecting the capital markets

PAUL N. VASSILAKOS
Director

Served as interim President & CEO of RMR from February-March 2011

Serves as asst. treasurer of Cullen Agricultural Holding Corp. and founder of Petrina Advisors, Inc., a privately held advisory firm

Key Team Members

MICHAEL R. UFFMAN
Chief Financial Officer

10+ years of experience in the financial sector of the energy industry

Prior experience includes Global Hunter Securities, LLC, Dahlman Rose & Co., Capital One Southcoast, Inc., and KPMG LLP

TOMMY W. FOLSOM
EVP, Director of Exp. & Prod.

40+ years of experience in the energy industry

Prior experience includes Enerstar Resources O & G, LLC, Murchison Oil and Gas, Inc., Vision Energy, Inc., and Santa Fe Energy, Inc.

HILDA D. KOUVELIS
Chief Accounting Officer

25+ years of experience in the financial sector of the energy industry

Prior experience includes TransAtlantic Petroleum Ltd., Sky Petroleum Inc., Ascent Energy, Inc., and PetroFina S.A.

EARL M. SEBRING
Sr. Consulting Geologist, Interim President Cross Border

35+ years experience within energy industry; owner of Sebring Exploration Texas, Inc.

Geographical experience in Permian Basin, Gulf Coast, Oklahoma, and numerous countries

JACK C. BRADLEY
Vice President, Director of Business Development

9+ years experience within energy industry at The StoneStreet Group and Sebring Exploration Texas, Inc.

Extensive experience in Permian Basin, Val Verde Basin, South Texas

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7 Capex Plan and Data FY 2014 Capital Expenditure Plan FY 2014 Capital Expenditure By Percent Gross Wells Net Wells CAPEX (in millions) Percent Tom Tom Workovers & New Wells 36 31.6 $14.0 43% Cowden 3 3 $2.5 6% Madera 5 2.5 $18.5 47% Shafter Lake 1 0.6 $0.5 1% Non Op 10 0.4 $1.0 3% TOTAL 55 38.1 $39.5 100% 43% 47% 7% 3% Tom Tom Madera Other San Andres Non Op

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9 Permian Basin Focus Property Overview ≈ 300,000 net acres in West Texas and New Mexico ≈ 30,000 net acres classified as Permian Basin Acreage position provides opportunity for reserve adds and production growth with exposure to: • Bone Spring • Brushy Canyon • Abo • Yeso • San Andres • Wolfbone / Wolfcamp • Avalon Shale Large acreage position creates long - term upside 98% of acreage either owned mineral rights or leases held by production Significant operating experience and aligned with premier operating partners on non - operated assets Uniquely positioned ownership and team provides access to services and basin - wide well data

10 Madera Prospect Asset Highlights – 2,545 gross acres (1,132 net); 6 producing wells and 1 disposal well • Two of the deepest horizontal wells drilled in the Brushy Canyon of the Delaware Mountain Group • Additional potential well locations targeting the Brushy Canyon, Avalon Shale, Bone Spring, Wolfcamp , Atoka, and Strawn formations • Recently completed agreement with Chevron to add adjacent acreage, making the area more efficient for development

11 Madera Lateral Economics High Base Low EUR ( Mboe ) 467 400 333 PV - 10 ($M) $6,980 $5,074 $3,051 IRR (%) 89% 60% 36% Payback (Years) 1.3 1.7 2.4 Gross Well Cost ($M) $6,500 $6,500 $6,500 IP (Boe/d) 807 700 587 B - factor 1.2 1.2 1.2 Sensitivity Case Assumptions (4,620’ Lateral Length) Representative Base Type Curve / Development Economics WTI Oil Price ($/ bbl ) PV - 10 ($M) Payout ( yrs ) IRR (%) HIGH CASE $80 $5,431 1.6 65% $90 $6,980 1.3 89% $100 $8,530 1.1 119% BASE CASE $80 $3,731 2.1 43% $90 $5,074 1.7 60% $100 $6,418 1.4 80% LOW CASE $80 $1,927 3.1 25% $90 $3,051 2.4 36% $100 $4,177 1.9 48% Sensitivity to Oil Price - IRR Oil Price Sensitivity * Base case calculated with $90 WTI oil and $3.50 Henry Hub gas, adjusted prices are $83.37/ bbl and $4.88/ mcf 100 1,000 10,000 100,000 0 12 24 36 48 60 72 84 96 108 120 Bbl /month and Mcf /month months Oil Gas 0% 25% 50% 75% 100% 125% 150% $80 $90 $100 IRR WTI HIGH CASE BASE CASE LOW CASE

12 Madera Long - Lateral Economics High Base Low EUR ( Mboe ) 667 567 467 PV - 10 ($M) $11,769 $8,706 $5,880 IRR (%) 163% 101% 61% Payback (Years) 1.1 1.4 1.8 Gross Well Cost ($M) $7,500 $7,500 $7,500 IP (Boe/d) 1140 967 807 B - factor 1.2 1.2 1.2 Sensitivity Case Assumptions (6,930’ Lateral Length) Representative Base Type Curve / Development Economics WTI Oil Price ($/ bbl ) PV - 10 ($M) Payout ( yrs ) IRR (%) HIGH CASE $80 $9,603 1.3 117% $90 $11,769 1.1 163% $100 $13,935 1.0 221% BASE CASE $80 $6,870 1.6 74% $90 $8,706 1.4 101% $100 $10,542 1.2 136% LOW CASE $80 $4,349 2.2 44% $90 $5,880 1.8 61% $100 $7,411 1.5 81% Sensitivity to Oil Price - IRR Oil Price Sensitivity 100 1,000 10,000 100,000 0 12 24 36 48 60 72 84 96 108 120 Bbl /month and Mcf /month months Oil Gas * Base case calculated with $90 WTI oil and $3.50 Henry Hub gas, adjusted prices are $83.37/ bbl and $4.88/ mcf 0% 50% 100% 150% 200% 250% $80 $90 $100 IRR WTI HIGH CASE BASE CASE LOW CASE

13 Significant Exposure to Low - Risk San Andres Reserves The San Andres formation is an oil and gas bearing member of the Upper Permian occurring in the geologic provinces of West Te xas and Southeast New Mexico • The San Andres and Grayburg formations have contributed the most growth of oil reserves in recent decades • Already achieved high recovery efficiencies with extensive use of water flood and CO2 recovery programs in these formations Source : U.S. Geologic Survey dated April 2012 Of the 3.25 billion barrels of oil reserves expected to be produced from the Permian Basin through 2015, the Northwest shelf San Andres platform carbonate composes 21% of this total, or 680 MMBBLS. Source : American Association of Petroleum Geologist Bulletin dated May 2005 San Andres Overview Northwest Shelf San Andres Potential

14 Tom Tom/Tomahawk Prospect Area Asset Highlights • Discovered by Amoco in 1967, has produced more than 3.5MM Bbls since 2000 • Prospect provides low risk exposure to oil reserves and has long - lived, shallow production from the prolific San Andres formatio n • Workover potential in 45 of the existing wellbores • Significant upside through 40 acre drilling opportunities with further down - spacing to 20 acre spacing • Secondary recovery and deeper producing horizons present further value add opportunities

15 San Andres Area Economics High Base Low EUR ( Mboe ) 60 50 40 PV - 10 ($M) $1,335 $1,004 $673 IRR (%) 98% 70% 46% Payback (Years) 1.5 1.8 2.3 Gross Well Cost ($M) $800 $800 $800 IP (Boe/d) 47 40 33 B - factor 1 1 1 Sensitivity Case Assumptions Representative Base Type Curve / Development Economics WTI Oil Price ($/ bbl ) PV - 10 ($M) Payout ( yrs ) IRR (%) HIGH CASE $80 $1,070 1.7 75% $90 $1,335 1.5 98% $100 $1,600 1.3 126% BASE CASE $80 $779 2.1 53% $90 $1,004 1.8 70% $100 $1,229 1.5 89% LOW CASE $80 $487 2.7 34% $90 $673 2.3 46% $100 $858 1.9 59% Sensitivity to Oil Price - IRR Oil Price Sensitivity 10 100 1,000 10,000 0 12 24 36 48 60 72 84 96 108 120 Bbls /month months Oil Gas * Base case calculated with $90 WTI oil, adjusted price is $83.76/ bbl 0% 25% 50% 75% 100% 125% 150% $80 $90 $100 IRR WTI HIGH CASE BASE CASE LOW CASE

16 Non - Operated New Mexico LUSK Well Name Well Type Operator IP Date Oil IP Gas IP Cum Oil Cum Gas WI Southeast Lusk 33 Federal 2H Horizontal Cimarex 3/7/2012 301 598 76,215 76,105 37.50% Southeast Lusk 33 Federal 3H Horizontal Cimarex 2/29/2012 634 483 103,041 108,167 37.50% Fecta 33 Fed 1H Horizontal Oxy 5/2/2012 623 1,053 103,847 91,407 12.49% South Lusk 28 Federal 1 Vertical Apache 6/22/2012* 165 275 9,364 21,423 33.75% TURKEY TRACK Well Name Well Type Operator IP Date Oil IP Gas IP Cum Oil Cum Gas WI Zircon 2 St Com 1H Horizontal Mewbourne 1/13/2012 297 202 70,127 141,424 12.50% Bradley 30 Fed 3H Horizontal Mewbourne 12/4/2012 286 215 10,737 14,473 4.49% Zircon 2 EH St 1H Horizontal Mewbourne 1/12/2013 241 359 4,696 5,491 12.50% 2 nd Bone Spring Wells Operating Partners Within the Area * Test date of recompletion RED LAKE Well Name Well Type Operator IP Date Oil IP Gas IP Cum Oil Cum Gas WI Southern Union 30 State 1 Vertical Lime Rock 7/23/2012 99 154 9,607 19,895 12.5% Roo 22 State 2 Vertical Oxy 8/21/2012 278 523 1,798 3,303 3.13% Roo 22 State 1 Vertical Oxy 10/6/2012 264 228 N/A N/A 3.13% HENSHAW Well Name Well Type Operator IP Date Oil IP Gas IP Cum Oil Cum Gas WI High Lonesome 26 Fed Com 1 Vertical Concho 12/1/2008 610 3,198 67,040 619,709 3.13% Yeso Wells Abo Wells

17 Central Kansas Properties • 7,303 gross and net acres • 100% working interest; 80% NRI • Target zones: Arbuckle, Lansing Kansas City, Penn, Reagan, and Granite Wash • Established and growing acreage position • Expected economics from vertical Arbuckle: 50 MBOE and well cost of approximately $400,000 Asset Highlights

18 Offering Exposure to the Permian at a Discount (EV/Acre in the Permian Basin) * Calculated after assigning value to production and acreage value in areas outside the Permian. See appendix for derivation . **No value assigned to RDMP for SW New Mexico acreage where mineral rights are owned. $1,549 $0 $5,000 $10,000 $15,000 $20,000 $25,000 FANG PXD LPI CXO EGN AREX RDMP $EV / Acre

19 Investment Highlights Uniquely positioned property set • Large acreage position, geographically focused in the Permian Basin and Central Kansas uplift • 98% of the acreage consists of either owned mineral rights or leases held by production Potential reserves and production base • June net production of 981 Boe /d 1 • 1,500+ potential gross locations Strong production profile to execute development plans • Significant free cash flow from existing assets to invest in development plan • Significant PUD inventory for further free cash flow growth Experienced management and technical team • Successful track record of creating value • Cost - effective operator with significant operating experience More than 300 years of combined experience in our core areas 1 Average daily net production sold for the month of June 2013. Includes net production sold represented by the 17% of Cross Border’s common stock not owned by RMR.

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Permian Adjusted Enterprise Value Derivation

(In $ millions)

Company	Ticker	Market Cap	Total Debt	Cash	Enterprise Value
Laredo Petroleum Holdings Inc	LPI	$3,396.3	$1,452.1	$43.6	$4,804.8
Approach Resources Inc	AREX	$919.1	$250.0	$55.3	$1,113.8
Concho Resources Inc	CXO	$10,059.9	$3,464.0	$0.5	$13,523.4
Energen Corp	EGN	$4,853.4	$1,953.5	$3.8	$6,803.2
Pioneer Natural Resources Co	PXD	$24,125.7	$2,829.9	$695.6	$26,260.0
Diamondback Energy Inc	FANG	$1,606.2	$2.9	$81.9	$1,527.3
Cimarex Energy Co	XEC	$10,800.3	$892.1	$4.5	$11,687.8
Red Mountain Resources Inc	RDMP	$94.5	$21.3	$7.1	$108.7

	LPI	AREX	CXO	EGN	PXD	FANG	RDMP
Enterprise Value	$ 4,804,830,000	$ 1,113,837,731	$ 13,523,387,450	$ 6,803,165,320	$ 26,259,984,620	$ 1,527,264,133	$ 108,729,615
Production Value							
Most Recent Avg Daily Production (BBLS)	15,617	3,780	57,456	28,484	75,073	4,914	549
x $80,000 per flowing BBLS	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000	$ 80,000
	$ 1,249,360,000	$ 302,400,000	$ 4,596,480,000	$ 2,278,720,000	$ 6,005,840,000	$ 393,120,000	$ 43,920,000
Most Recent Avg Daily Production (MCF)	119,262	31,320	202,464	256,350	606,828	10,056	2,592
x $6,000 per flowing MCF	$ 6,000	$ 6,000	$ 6,000	$ 6,000	$ 6,000	$ 6,000	$ 6,000
	$ 715,572,000	$ 187,920,000	$ 1,214,784,000	$ 1,538,100,000	$ 3,640,968,000	$ 60,336,000	$ 15,552,000
Acreage Adjustment							
Location				San Juan Basin	Eagleford Shale		Kansas
Net Acres				139,966	117,000		7,303
Other Acreage $/Acre				$ 4,000	$ 10,000		$ 150
Other Acreage Adjustment	$ -	$ -	$ -	$ 559,864,000	$ 1,170,000,000	$ -	$ 1,095,450
Location				Black Warrior Basin	Barnett Shale		S. Texas
Net Acres				147,000	114,000		1,405
Other Acreage $/Acre				$ 100	$ 1,000		$ 100
Other Acreage Adjustment	$ -	$ -	$ -	$ 14,700,000	$ 114,000,000	$ -	$ 140,500
Location					Other		
Net Acres					733,000		
Other Acreage $/Acre					$ 100		
Other Acreage Adjustment	$ -	$ -	$ -	$ -	$ 73,300,000	$ -	$ -
Total Acreage Adjustment	$ -	$ -	$ -	$ 574,564,000	$ 1,357,300,000	$ -	$ 1,235,950
Permian Acreage Value	**$ 2,839,898,000**	**$ 623,517,731**	**$ 7,712,123,450**	**$ 2,411,781,320**	**$ 15,255,876,620**	**$ 1,073,808,133**	**$ 48,021,665**
Net Permian Acres	200,600	152,000	626,192	300,000	900,000	54,142	31,011
EV / Net Permian Acre	**$14,157/acre**	**$4,102/acre**	**$12,316/acre**	**$8,039/acre**	**$16,951/acre**	**$19,833/acre**	**$1,549/acre**

Source: Company Documents and Filings, Bloomberg, PLS. Note: Acreage values based on recent transactions of nearby properties.

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